UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2015
Amarillo Biosciences, Inc.
(Exact Name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4134 Business Park Drive, Amarillo, Texas 79110-4225
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (806) 376-1741

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

At a Special Shareholders Meeting held July 10, 2015, the Company’s Certificate of Formation and Bylaws were materially modified, in a manner affecting the Company’s voting common stock (the only class of the Company’s securities of which shares are currently issued and outstanding); and also affecting the Company’s authorized shares of preferred stock, issuable in series, of which no shares or series are currently issued and outstanding.  The general effect of such modifications was as follows:

a.            Stockholder supermajority vote requirements were changed from 2/3 of the issued and outstanding shares entitled to vote on a matter, to 51% of the issued and outstanding shares entitled to vote on such matter, with such change additionally applying to each voting class or series where a class or series of shares is entitled to vote separately on a matter.  This change would apply to all existing or future supermajority vote requirements under Texas law, including without limitation, votes on Fundamental Business Transactions, and/or Fundamental Actions, as such are defined in the Texas Business Organizations Code.

b.           Requirements for action by written consent of Stockholders in lieu of a meeting were changed, to permit actions to be taken by the written consent of Stockholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each holder entitled to vote on the action is present and votes, in lieu of requiring that the written consent be unanimous, as at present.

c.           The requirement for notice to directors of Special Directors Meetings was changed from 24 hours to 4 hours.

Item 5.01.	Change in Control of Registrant.

The Company has successfully completed its Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the Northern District of Texas (Case No. 13-20393-R L J-11) (the Plan of Reorganization became effective on November 20, 2014, and the case was finally closed on January 23, 2015 ).  Each shareholder received a copy of the Notice of Hearing on Confirmation of Debtor’s Plan of Reorganization, the hearing was held on May 20, 2014, and the court’s Order Confirming Debtor’s Plan of Reorganization was signed on May 23, 2014.  All the bankruptcy documents filed, including without limitation, the final Amended Disclosure Statement and the Plan of Reorganization, were available for review by any interested party through the U.S. Bankruptcy Court’s electronic filing system.  Pursuant to the confirmed Plan of Reorganization, 80% of the reorganized Company (16,115,848 voting common shares) is now owned by The Yang Group, an unincorporated association with principal place of business in Taipei, Taiwan, constituting a change in control of the Company.  At the Special Shareholder Meeting which took place on July 10, 2015, a new Board of Directors was elected.  The Board now consists of:  Stephen T. Chen, Paul Tibbits, Yasushi Chikagami, Dan Fisher, and Nick Moren.  The Yang Group is expected to distribute 11,453,334 of its shares to its constituent members within approximately thirty days, leaving The Yang Group with 4,662,514 shares, and within four business days of such distribution, the Company will file an 8-K identifying any new major shareholders (5% and 10% owners) of the Company.  There is expected to be no continuing arrangement or understanding among the members or former members of The Yang Group and their associates with respect to the election of directors, or other matters, although the shares to be retained by The Yang Group will continue to be voted by Stephen T. Chen, President and CEO of the Company, until such time as they are distributed.

Item 5.03.	Amendments to Certificate of Formation and Bylaws.

Amendments to the Company’s Certificate of Formation and Bylaws were adopted at the July 10, 2015 Special Shareholders Meeting.  The general effect of such amendments is described under Item 3.03, above.  As there was no proxy solicitation for such meeting, the following disclosures are made herewith:

a.           The effective date of the amendments was July 10, 2015.

b.           The adopted Resolutions were as follows:

RESOLVED,  that the following persons be and they hereby are elected to serve as the Board of Directors of the Company, replacing any and all persons heretofore serving as a Director and not hereby elected or re-elected, and to serve in such position until their successors shall have been duly elected and qualified:

        Stephen T. Chen, Paul Tibbits, Yasushi Chikagami, Dan Fisher, and Nick Moren; and further,

RESOLVED, that a new Article be added to the Company’s Certificate of Formation, reading as follows:  “With respect to a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code (the “Code”), the affirmative vote of the holders of fifty-one percent (51%) of the shares entitled to vote on that matter is required for shareholder action on that matter.  With respect to a matter for which the affirmative vote of the holders of a specified portion of the shares of a class or series is required by the Code, the affirmative vote of the holders of fifty-one percent (51%) of the shares of that class or series is required for action of the holders of shares of that class or series on that matter.”  And further,

RESOLVED, that a new Article be added to the Company’s Certificate of Formation, reading as follows:

“Except as otherwise provided by the Code, the shareholders of the Corporation are authorized to take any action required or authorized to be taken under the Code or the governing documents of this Corporation at an annual or special meeting of the shareholders of the Corporation, without holding a meeting, providing notice, or taking a vote if shareholders of the Corporation having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken.”  And further,

RESOLVED, that the final clause of Article I, Section 4 of the Bylaws of the Company, which reads, “either personally or  by mail, to each shareholder of record entitled to vote at such meeting”, shall be replaced in its entirely by the following:  “either personally or by mail or electronic transmission, to each shareholder entitled to vote at such meeting.  Such notice, if given by electronic transmission, shall be effective only if the shareholder receiving such notice shall have previously consented to receive notices by electronic transmission, and shall be sent using a form of electronic transmission specified by the shareholder.”  And further,

RESOLVED, that the first sentence of Article II, Section 7 of the Bylaws of the Company shall be replaced in its entirety by the following:   “The Secretary shall give notice of each special meeting in person, or by mail or electronic transmission, to each director at least four (4) hours before the time of such meeting.  Such notice, if given by electronic transmission, shall be effective only if the director receiving such notice shall have previously consented to receive notices by electronic transmission, and shall be sent using a form of electronic transmission specified by the director.”  And further,

RESOLVED, that after the first two sentences of Article VI, Section 6 of the Bylaws of the Company (which first two sentences shall remain unchanged), the remainder of said Article VI, Section 6 shall hereafter read as follows:  “In addition, the shareholders of the Corporation are authorized to take any action required or authorized to be taken under the Texas Business Organizations Code (the “Code”) or the governing documents of this Corporation at an annual or special meeting of the shareholders of the Corporation, without holding a meeting, providing notice, or taking a vote if shareholders of the Corporation having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken.  Any action taken by less-than-unanimous consent of shareholders shall be subject to the notification requirements contained in Section 6.202 of the Texas Business Organizations Code, or successor provisions.  Subject to the requirement for notice of meetings, shareholders, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such shareholders, Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment, or another suitable electronic communications system, including videoconferencing technology or the Internet, or any combination, if the equipment or system permits each person participating in the meeting to communicate with all other persons participating in the meeting; all subject to any identification and/or record keeping requirements of the Texas Business Organizations Code, or successor statutes.” And further,

RESOLVED, that the compensation of the officers of the Company at the rates shown is hereby approved, until changed by the Board of Directors of the Company, with shareholder approval of officer compensation to occur not less frequently than once every three years:

Stephen T. Chen, President & CEO                                                $40,000 per annum

Bernard Cohen, Vice-President & CFO                                          $40,000 per annum

Edward L Morris, Corporate Secretary & General Counsel        $250 per hour spent in the Company offices, or on Company business at the request of the CEO.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

All of the matters in the preceding Items of this Form 8-K were submitted to a vote of security holders at the Special Meeting of Shareholders held July 10, 2015.  The names of each director elected are set forth in Item 5.01, above, and a brief description of each other matter voted upon (except the shareholder advisory vote on executive compensation) is included under item 3.03, above. All of the Resolutions approved on July 10, 2015, are set forth under Item 5.3, above.  The number of votes cast for, against, or withheld, including abstentions and broker non-votes as to each such matter, was as follows:

There were 16,030,142 votes for Stephen T. Chen, Paul Tibbits, Yasushi Chikagami, Dan Fisher, and Nick Moren. There were no votes against, no votes withheld, and no broker non-votes.

All resolutions set forth at Item 5.03, above:  16,030,142 votes for. There were no votes against, no votes withheld, and no broker non-votes.

16,030,142 shares constitute 79.56% of the Company’s issued and outstanding shares of voting common stock; accordingly, all of the resolutions set forth at Item 5.03, above, were adopted by the shareholders.

Shareholder vote setting frequency of shareholder advisory votes to approve executive compensation:

1 year:  none

2 years: none

3 years: 16,030,142 votes.

Abstentions:  none

In light of such vote, the Company’s decision as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials is once every three years; subject to redetermination upon the next required vote on the frequency of shareholder votes on the compensation of executives.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMARILLO BIOSCIENCES, INC.
Date: July 13, 2015	By: /s/ Stephen T. Chen
Stephen T. Chen, PhD, President, Chairman and Chief Executive Officer